UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2017

Summit Materials, Inc.

Summit Materials, LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-36873 333-187556	47-1984212 24-4138486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1550 Wynkoop Street, 3rd Floor

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 893-0012

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

Amendment No. 1 to Amended and Restated Credit Agreement

On January 19, 2017, Summit Materials, LLC (“Summit LLC”), an indirect subsidiary of Summit Materials, Inc., and the guarantors party thereto entered into Amendment No. 1 (“Amendment No. 1”) to the Amended and Restated Credit Agreement, dated as of July 17, 2015 (the “Credit Agreement”), governing Summit LLC’s senior secured credit facilities, among Summit LLC, as borrower, the guarantors party thereto, the several banks and other financial institutions or entities party thereto, Bank of America, N.A., as administrative agent, collateral agent, L/C issuer and swing line lender and the other parties thereto.

Amendment No. 1 amended the Credit Agreement to, among other things, reduce the applicable margin in respect of the $640.25 million outstanding principal amount of term loans thereunder (the “Repriced Term Loans”) and include a 1.00% prepayment premium in connection with certain further repricing events of the Repriced Term Loans that occur on or prior to the six-month anniversary of the effective date of Amendment No. 1. All other material terms and provisions of the Repriced Term Loans remain substantially identical to the terms and provisions in place immediately prior to the effectiveness of Amendment No. 1.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

10.1

Amendment No. 1, dated as of January 19, 2017, to the Amended and Restated Credit Agreement, dated as of July 17, 2015, among Summit Materials, LLC, as the borrower, the guarantors party thereto, the several banks and other financial institutions or entities from time to time party thereto, Bank of America, N.A., as administrative agent, collateral agent, L/C issuer and swing line lender and the other parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC. SUMMIT MATERIALS, LLC
Date: January 19, 2017

	By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1

Amendment No. 1, dated as of January 19, 2017 to the Amended and Restated Credit Agreement, dated as of July 17, 2015, among Summit Materials, LLC, as the borrower, the guarantors party thereto, the several banks and other financial institutions or entities from time to time party thereto, Bank of America, N.A., as administrative agent, collateral agent, L/C issuer and swing line lender and the other parties thereto.